COMMERCIAL LOAN STATEMENT, UNDERTAKING AND WAIVER

FAIRFIELD COUNTY BANK CORP. **DECEMBER 10, 2004**

RE: FAIRFIELD COUNTY BANK CORP. COMMERCIAL REVOLVING LINE OF CREDIT IN THE PRINCIPAL AMOUNT OF $1,500,000.00 TO PETALS DECORATIVE ACCENTS LLC AND SOUTHRIDGE HOLDINGS LLC ("BORROWER") AND STEPHEN M. HICKS ("GUARANTOR") SECURED BY A SECURITY AGREEMENT AND UCC-1 FINANCING STATEMENT CREATING A FIRST LIEN ON ALL BUSINESS ASSETS OF PETALS DECORATIVE ACCENTS LLC; AND A SECOND MORTGAGE AND ASSIGNMENT OF LEASES ON REAL PROPERTY KNOWN AS 90 GROVE STREET, UNITS 001, 003, 105, 108, 109, 201, 202, 203-204, 205, 206 AND 207, EXECUTIVE PAVILION CONDOMINIUM, RIDGEFIELD, CONNECTICUT ("PREMISES")

Ladies and Gentlemen:

1. Commercial Loan Statement: The undersigned Borrower hereby certifies that the proceeds of the above-referenced loan are being used solely for commercial or business purposes. Accordingly, this loan constitutes a "commercial transaction" for the purposes of all applicable state or federal laws, regulations or rules that differentiate between "commercial" and "consumer" transactions.

2. Financial Statements and Tax Returns. The undersigned shall furnish to the Lender:

(a) within one-hundred twenty (120) days of the end of each calendar year, financial statements, prepared and certified by the Borrower, all in such detail as the Lender may reasonably require and certified by Borrower;

(b) within fifteen (15) days of filing, copies of the undersigned's federal, state and local income tax returns; and

(c) such other financial information in such detail as the Lender may reasonably require within ten (10) days of the Lender's request for same. All financial statements shall be prepared in accordance with generally accepted accounting principles (unless otherwise agreed by Lender) all in reasonable detail and in a manner consistent with all previous reports.

3. WAIVER OF NOTICE OF ATTACHMENT. THE BORROWER ACKNOWLEDGES THAT THIS TRANSACTION RELATES IS A COMMERCIAL TRANSACTION. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY WAIVES HIS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED AND IN EFFECT ON THE DATE HEREOF, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY OR OTHER RIGHT OR REMEDY THAT THE LENDER MAY ELECT TO USE OR OF WHICH IT MAY AVAIL ITSELF. THE BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. THE BORROWER FURTHER WAIVES ANY REQUIREMENT THAT LENDER OBTAIN A BOND OR OTHER SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT UNDER THE DOCUMENTS EVIDENCING THE LOAN.

4. WAIVER OF JURY TRIAL. THE BORROWER WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE LOAN OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED

WITH THE LOANS PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH LOAN OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE LENDER AND BORROWER. THE BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE THE BORROWER OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY BEEN AGREED TO BY THE BORROWER.

The foregoing Certification, Undertaking and Waivers are being made by the undersigned with the expectation and knowledge that the Lender will rely on it in making this loan.

Signed, Sealed and Delivered
in the Presence of:

PETALS DECORATIVE ACCENTS LLC

____________________ (witness as to both)

By: ____________________
Stephen M. Hicks, its Manager
duly authorized

SOUTHRIDGE HOLDINGS LLC

____
Robert R. Jewell (witness as to both)

By: ____________________
Stephen M. Hicks, its Manager
duly authorized

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **PETALS DECORATIVE ACCENTS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **PETALS DECORATIVE ACCENTS LLC,** before me,

____
Robert R. Jewell
Commissioner of the Superior Court

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **SOUTHRIDGE HOLDINGS LLC,** acting herein by Stephen M. Hicks, its Manager, duly authorized, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, and the free act and deed of said **SOUTHRIDGE HOLDINGS LLC,** before me,

____
Robert R. Jewell
Commissioner of the Superior Court

AGREEMENT OF GUARANTY AND SURETYSHIP

FAIRFIELD COUNTY BANK CORP.
150 DANBURY ROAD
RIDGEFIELD, CT 06877

Ladies and Gentlemen:

WHEREAS, pursuant to the terms of a certain Commitment Letter to **PETALS DECORATIVE ACCENTS LLC,** a limited liability company organized and existing under the laws of the State of Delaware and having a Connecticut office located at 90 Grove Street, Ridgefield, Connecticut 06877; and **SOUTHRIDGE HOLDINGS LLC,** a limited liability company organized and existing under the laws of the State of Delaware and having a Connecticut office located at 90 Grove Street, Ridgefield, Connecticut 06877 (hereinafter referred to as "Borrower") you (hereinafter referred to as "Lender") intend to make a certain loan to the Borrower (hereinafter referred to as "Loan"); and

WHEREAS, as a condition of said Loan, the undersigned is required to unconditionally Guaranty repayment of said Loan; and

WHEREAS, the undersigned has determined that it is in the best interest of the undersigned to enter into this Agreement;

NOW THEREFORE, in consideration of your having made or making, now or in the future, loans, advances, or otherwise giving credit to the Borrower in the amount of **ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00)** as evidenced by a certain promissory note in the original principal amount of **ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00)** dated **December 10, 2004** (hereinafter referred to as "Note"), the undersigned (jointly and severally, if more than one) (hereinafter referred to as the "Undersigned" or the "Guarantor") hereby unconditionally guarantee(s) to you full and prompt payment at maturity, including any accelerated maturity, of any and all Liabilities (as hereinafter defined) owed to you by the Borrower and hereby agrees and represents as follows:

1. The undersigned acknowledges that the undersigned will receive financial benefit from this transaction, directly or indirectly, and that it is in the interest of the undersigned to enter into this Agreement.

2. As used herein, "Liabilities" means the Note and any and all liabilities or obligations of the Borrower to you of every kind and description, direct or indirect, primary or secondary, absolute or contingent, due or to become due now existing or hereafter arising regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument.

3. The undersigned hereby waives demand, presentment, protest, and notice of your acceptance of this agreement and of any loans made, extensions granted or other action taken in reliance hereon and all other demands and notices of any description in connection with this guaranty, the liabilities or otherwise.

4. Upon default of the Borrower, the liability of the undersigned shall be effective immediately and payable on demand without any suit or action against the Borrower. No delay or omission on your part in exercising any right hereunder shall operate as a waiver of such right or any other right; a waiver on one occasion shall not be a bar to or waiver of any right on any other occasion.

5. THE LIABILITY OF THE UNDERSIGNED WITH RESPECT TO ANY LIABILITY SHALL NOT BE TERMINATED BY, AND THE UNDERSIGNED ASSENTS TO, ANY MODIFICATION OF THE LOAN, ANY EXTENSION OR POSTPONEMENT OF THE TIME OF PAYMENT OR ANY OTHER INDULGENCE, AND SUBSTITUTION, EXCHANGE OR RELEASE OF COLLATERAL, THE ADDITION, RELEASE OR DISCHARGE OF ANY PARTY PRIMARILY OR SECONDARILY LIABLE INCLUDING

ANY OF THE UNDERSIGNED, WHETHER OR NOT NOTICE THEREOF IS GIVEN TO THE UNDERSIGNED. THE LENDER SHALL HAVE NO DUTY TO COLLECT OR PROTECT ANY COLLATERAL OR ANY INCOME THEREON, NOR TO PRESERVE ANY RIGHTS AGAINST OTHER PARTIES, AND THE LENDER MAY PROCEED UNDER THIS GUARANTY IMMEDIATELY UPON BORROWER'S DEFAULT WITHOUT RESORTING TO OR REGARD TO ANY COLLATERAL OR ANY OTHER GUARANTY OR SOURCE OF PAYMENT.

6. Any deposits, securities or other property of the undersigned which at any time are within your possession or control may be held and treated as collateral security for the payment of the liabilities, and you shall have a lien thereon and right to set off the same against matured liabilities or against any sums hereunder.

7. PREJUDGMENT REMEDY WAIVER. THE GUARANTOR ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE GUARANTOR AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER HEREBY VOLUNTARILY WAIVE ANY RIGHTS TO NOTICE OR HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED, OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. THE GUARANTOR FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. THE GUARANTOR FURTHER WAIVES ANY REQUIREMENTS THAT LENDER OBTAIN A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.

8. JURY TRIAL WAIVER. THE GUARANTOR AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. THE GUARANTOR ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY THE GUARANTOR.

9. SERVICE OF PROCESS. THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF CONNECTICUT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THE GUARANTOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESS AS SET FORTH IN THIS NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE GUARANTOR WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

10. The guaranty shall inure to the benefit of you, your successors and assigns, and it shall be binding upon the undersigned and the executors, administrators, heirs, successors and assigns of the undersigned.

11. Financial Statements and Tax Returns. The undersigned shall furnish to the Lender:

(a) within one-hundred twenty (120) days of the end of each calendar year, financial statements, prepared and certified by the Borrower, all in such detail as the Lender may reasonably require and certified by Borrower;

(b) within fifteen (15) days of filing, copies of the undersigned's federal, state and local income tax returns; and

(c) such other financial information in such detail as the Lender may reasonably require within ten (10) days of the Lender's request for same. All financial statements shall be prepared in accordance with generally accepted accounting principles (unless otherwise agreed by Lender) all in reasonable detail and in a manner consistent with all previous reports.

12. This agreement is intended to take effect as a sealed instrument and its validity and construction shall be determined by the laws of the State of Connecticut.

THIS GUARANTY IS IRREVOCABLE AND SHALL CONTINUE IN FULL FORCE AN EFFECT UNTIL ALL OF THE LIABILITIES PLUS ALL COSTS OF COLLECTION HAS BEEN FULLY AN FINALLY PAID TO THE LENDER.

IN WITNESS WHEREOF, the undersigned has hereunto set its hand and seal on this **10th** day of **December, 2004.**

In the presence of:

____________________ (witness) ____________________

STEPHEN M. HICKS

____

Robert R. Jewell (witness)

STATE OF CONNECTICUT)
) **ss. Ridgefield** **December 10, 2004**
COUNTY OF FAIRFIELD)

Personally appeared **STEPHEN M. HICKS,** signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me,

____

Robert R. Jewell
Commissioner of the Superior Court